UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56320	87-1137341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2025, AB CRE PDF Lending C LLC (“PDF”), a wholly-owned subsidiary of AB Commercial Real Estate Private Debt Fund, LLC (the “Company”), entered into a $250,000,000 master repurchase agreement and securities contract (the “Repurchase Agreement”), with Citibank, N. A. (“Citibank”), with an option, at Citibank’s discretion, to increase the maximum facility amount to $500,000,000. Pursuant to the Repurchase Agreement, PDF is permitted to sell, and later repurchase, eligible commercial mortgage loans collateralized by multi-family hospitality, office, retail, industrial or self-storage properties or such other property types acceptable to Citibank. The expiration date for adding new loans to the facility is April 1, 2027, unless extended or earlier terminated in accordance with the terms of the Repurchase Agreement. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Repurchase Agreement.

Under the Repurchase Agreement, the purchase price paid by PDF for each Purchased Asset is equal to the product of (a) the lesser of (i) the unpaid principal balance of such Purchased Asset and (ii) the Market Value of such Purchased Asset, multiplied by (b) the applicable Purchase Price Percentage for such Purchased Asset. Upon repurchase of the Purchased Asset by PDF, the Repurchase Price for such Purchased Asset shall equal the sum of (i) the outstanding Purchase Price for such Purchased Asset, plus (ii) the accrued and unpaid Purchase Price Differential with respect to such Purchased Asset, plus (iii) all accrued and unpaid costs and expenses of Citibank relating to such Purchased Asset, plus (iv) any other amounts then due and owing by PDF to Citibank and its Affiliates pursuant to the terms of the Transaction Documents.

In connection with the Repurchase Agreement, the Company has agreed to guarantee certain obligations of PDF under the Repurchase Agreement.

The foregoing description is only a summary of the material provisions of the Repurchase Agreement and is qualified in its entirety by reference to a copy of the Repurchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 10.1	Master Repurchase and Securities Contract Agreement, dated April 1, 2025, among AB CRE PDF Lending C LLC, as Seller, Citibank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2025	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

	By:	/s/ Leon Hirth
Leon Hirth
Secretary